UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2006

Precision Aerospace Components, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2200 Arthur Kill Road
Staten Island, NY 10309-1202
(Address of principal executive offices) (zip code)

(347) 258-9000
(Registrant's telephone number, including area code)

Jordan 1 Holdings Company
501 Johstone Avenue, Suite 501 Bartlesville, OK 74003
(Former name and former address)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors

 On August 10, 2006, the following four individuals were appointed as independent directors of Precision Aerospace Components, Inc. (“Precision” or the “Company”).

Andrew S. Prince

Mr. Prince is, and for the last five years has been, a principal of Prince Strategic Group LC , a strategic advisory and merchant-banking group.  Prince Strategic Group’s focus is Strategic Planning, Acquisition/Disposition advice, Financial Restructuring and providing Crisis and Interim CEO, COO management. Mr. Prince assists large and small organizations to develop and implement their business strategies and refine their operations.  He has extensive experience in corporate financing, strategic relationship and acquisition transactions, including their financial and strategic analysis, structuring and negotiations, strategic planning and management development activities as well as background in all facets of operations in both small and large organizations.  From June 1, 2004-June 1, 2006, Mr. Prince was a director of CDKnet.com (OTCBB: CDKN). Mr. Prince is a graduate of the United States Naval Academy, Harvard Law School and Harvard Business School.

Mr. Prince will be a member of the Company’s Audit and Compensation Committees. He will serve as the Chairman of the Compensation Committee.

David Walters

Mr. Walters is the founder of Monarch Bay Capital Group, LLC, and has served as its President since 2001. From 1992 through 2000, he was executive vice president and managing director for Roth Capital (formerly Cruttenden Roth). Mr. Walters also currently serves as Chairman and Chief Executive Officer of iTechexpress, Inc., a privately held company which provides computer and network solutions.

Mr. Walters will be a member of the Company’s Audit and Compensation Committees.

Joseph V. Miele, Jr.

From 1995 to present, Mr. Miele has been an attorney in private practice specializing in litigation. From 2002 to 2005, he was a member of the Board of Directors of Lenape Forge, Inc. in West Chester, PA, a privately held metal manufacturing company. Since 1997, Mr. Miele has also been a Special Education Teacher for the Assabet Valley Collaborative in Marlboro, MA.

Mr. Miele will be a member of the Company’s Compensation Committee.

Robert I. Adler

From 2000 to 2002, Mr. Adler was Managing Director for ING Furman Seiz Asset Management. From 1991 to 2000, he was Vice President, Senior Investment Officer for BHF Securities Corp. He is currently a member of the Board of Directors of China Medicine Company, a distributor of pharmaceutical products, including traditional Chinese herbal medicine, and SinoEnergy Holding Co., a manufacturer of stainless steel vessels for liquid and compressed natural gas.

Mr. Adler will be a member of the Company’s Audit and Compensation Committees. He will serve as the Chairman of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Dated: August 16, 2006	By:	/s/ Robert P. Moyer
	Name:	Robert P. Moyer
	Title:	President, Chief Executive Officer